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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 _____________

                                   FORM 8-K
                                 _____________

                                CURRENT REPORT
                    PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): March 8, 2002

                             SUNTERRA CORPORATION
            (Exact name of registrant as specified in its charter)

          Maryland                     000-21193                95-4582157
(State or other jurisdiction     (Commission File Number)  (IRS Employer
      of incorporation)                                     Identification No.)

                            1781 Park Center Drive
                            Orlando, Florida 32835
                              "www.sunterra.com"
                   (Address of Principal Executive Offices)

                                 407-532-1000
             (Registrant's telephone number, including area code)

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Item 5.   Other Events And Regulation FD Disclosure.

       See press release dated March 8, 2002 entitled "Sunterra Announces Organizational Restructuring and Corporate Headquarters Move" attached hereto as
Exhibit 99.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

       (c)  Exhibits

       Exhibit No.    Description
       -----------    -----------

           99 Press Release dated March 8, 2002 entitled "Sunterra Announces Organizational Restructuring and Corporate Headquarters Move"

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     SUNTERRA CORPORATION
                                     (Registrant)

Date: March 11, 2002                 By:  /s/ Nicholas J. Benson
                                        -------------------------------------
                                        Nicholas J. Benson
                                        President and Chief Executive Officer

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                                 EXHIBIT INDEX
                                 -------------

Exhibit No.     Description
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    99          Press Release dated March 8, 2002 entitled "Sunterra Announces
                Organizational Restructuring and Corporate Headquarters Move"

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